Exhibit 10.2
FORM OF REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
INVESCO AGENCY SECURITIES INC.
AND
CERTAIN PERSONS LISTED ON SCHEDULE 1 HERETO
dated as of
, 2008

-i-

FORM OF REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT is entered into as of      , 2008, by and among Invesco Agency Securities Inc., a Maryland corporation (the “Company”), and entities listed on Schedule 1 hereto (collectively, the “Invesco Purchaser”).
     WHEREAS, immediately prior to the completion of and in connection with the Company’s proposed initial public offering (the “IPO”), the Company has agreed to issue in a private placement to the Invesco Purchaser an aggregate of       shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), and       units representing limited partnership interests (“OP Units”) in IAS Operating Partnership, LP, exchangeable under certain circumstances, into shares of Common Stock, on a one-for-one basis, for an aggregate purchase price of $      (the “Private Placement Securities”); and
     WHEREAS, the Invesco Purchaser and the Company desire to enter into this Agreement to provide the Invesco Purchaser and its permitted transferees with certain registration rights described herein.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. The following capitalized terms used herein have the following meanings:
     “Affiliate” of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Agreement” means this Registration Rights Agreement, as amended, restated, supplemented, or otherwise modified from time to time.
     “Board” means the board of directors of the Company.
     “Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in Atlanta, Georgia are directed or permitted to be closed.
     “Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.
     “Common Stock” is defined in the recitals to this Agreement.
     “Company” is defined in the preamble to this Agreement.
     “Demand Registration” is defined in Section 2.1.1.
     “Demanding Holder” is defined in Section 2.1.1.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
     “Holder” means (i) the Invesco Purchaser as a holder of record of Registrable Securities and (ii) any Affiliate of the Invesco Purchaser that is a direct or indirect transferee of such Registrable Securities from the Invesco Purchaser. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.
     “Indemnified Party” is defined in Section 4.3.
     “Indemnifying Party” is defined in Section 4.3.
     “Inspectors” is defined in Section 3.1.8.
     “Invesco” is defined in Section 4.2.
     “Invesco Purchaser” is defined in the preamble to this Agreement.
     “IPO” is defined in the recitals to this Agreement.
     “Losses” is defined in Section 4.1.
     “Majority-in-Interest” means holders of more than 50% of the Registrable Securities.
     “Management Agreement” means the management agreement, dated      , 2008 between the Company and Invesco Institutional (N.A.), Inc.
     “Maximum Threshold” is defined in Section 2.1.3.
     “OP Units” is defined in the recitals to this Agreement.
     “Person” means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any entity similar to any of the foregoing.
     “Piggy-Back Registration” is defined in Section 2.2.1.
     “Private Placement Securities” is defined in the recitals to this Agreement.
     “Pro Rata Adjusted” is defined in Section 2.1.3.
     “Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

     “Records” is defined in Section 3.1.8.
     “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.
     “Registrable Securities” means at any time a class of equity securities of the Company or of a successor to the entire business of the Company which are (1) the Common Stock and (2) the Common Stock that may be acquired by the Holders in connection with the exercise by such Holders of the exchange rights associated with the OP Units, including upon the transfer thereof by the original Holder or any subsequent Holder, and shall include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on the earliest to occur of: (a) the date on which a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) the date on which such securities shall have ceased to be outstanding; (c) the date on which the Registrable Securities have been sold and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale and the seller and purchaser of such Registrable Securities receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Registrable Securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.
     “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of the Common Stock or other securities of the Company, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement (a) on Form S-4 or Form S-8, or their successors, (b) covering only securities proposed to be issued in exchange for securities or assets of another entity, (c) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (d) for an offering of debt that is convertible into equity securities of the Company or (e) for a dividend reinvestment plan).
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
     “underwritten offering” means a Registration in which securities of the Company are sold to one or more underwriters for reoffering to the public.
2. Registration Rights.
     2.1 Demand Registration.
          2.1.1 Request for Registration. From and after the date hereof, any Holder of Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); provided, however, that no request for a Demand Registration may be made prior to the first anniversary of the closing date of the IPO. Any request for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all other Holders of Registrable Securities of the request, and each Holder of Registrable Securities who wishes to include all or a portion of such Holder’s Registrable Securities in the Demand Registration (each such Holder including Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company in writing within ten Business Days after the receipt by the Holder of the notice from the Company. The Company may include in such registration additional securities of the class or classes of Registrable Securities to be registered thereunder, including securities to be sold for the Company’s own account or the account of persons who are not Holders of Registrable Securities. Upon receipt by the Company of any such notice, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 2.1.3, 2.1.4 and 3.4.
          2.1.2 Underwritten Offering. If a Majority-in-Interest of the Demanding Holders, so elects and such Demanding Holders so advise the Company as part of their written request for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall (i) enter into an underwriting agreement in customary form with the Underwriter(s) selected for such underwriting by a Majority-in-Interest of the Demanding Holders initiating the Demand Registration, which Underwriter(s) shall be reasonably acceptable to the Company and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents required under the terms of such underwriting agreement. Notwithstanding the foregoing, in no event shall the Company be obligated to effect more than one (1) underwritten offering hereunder in any single six-month period, with the first such six-month period measured from the date of the first Demand Registration and ending on the date which is the sixth-month anniversary following such Demand Registration, whether or not a Business Day.
          2.1.3 Reduction of Offering. If the managing Underwriter(s) for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration: (a) first, the Registrable Securities as to which the Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of Registrable Securities which such Demanding Holders have requested be included in such registration, regardless of the number of Registrable Securities or other securities held by each such Person (such proportion is referred to herein as “Pro Rata Adjusted”)) that can be sold without exceeding the Maximum Threshold; (b) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (a), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (c) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Threshold; and (d) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (a), (b) and (c), the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (d).

          2.1.4 Restrictions and Permitted Delays. The Company shall not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration or a previous registration under which the Demanding Holders had piggy-back rights pursuant to Section 2.2 hereof wherein the Demanding Holders were permitted to register, and sold, at least 50% of the Registrable Securities requested to be included therein. The Company shall be entitled to postpone, for up to 60 days, the filing of any Registration Statement under this Section 2.1, if, (a) at any time prior to the filing of such Registration Statement, the Board determines, in its good faith business judgment, that such registration and offering would involve premature disclosure of a matter the Board has determined would not be in the best interest of the Company to disclose at such time or would materially and adversely affect any financing, acquisition, corporate reorganization, or other material transaction involving the Company, and (b) the Company delivers to the Demanding Holders written notice thereof within ten Business Days of the date of receipt of such request for Demand Registration. In addition, if the filing of a Registration Statement under this Section 2.1 at any time would require inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Demanding Holders, delay the filing of such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose.
     2.2 Piggy-Back Registration.
          2.2.1 Piggy-Back Rights. From and after the date hereof, until the termination of the Management Agreement, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Company for its own account or for stockholders of the Company for their account and the registration form to be used may be used for any registration of Registrable Securities, then the Company shall (a) give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable but in no event less than ten Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, of the offering, and (b) offer to the Holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five Business Days following receipt of such notice (a “Piggy-Back Registration”); provided, however, that no request for a Piggy-Back Registration may be made prior to the first anniversary of the closing date of the IPO. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall cause such Registrable Securities to be included in such registration and shall use reasonable efforts to cause the managing Underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter(s) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Piggy-Back Registration and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents required under the terms of such underwriting agreement.

          2.2.2 Reduction of Offering. If the managing Underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders of Registrable Securities that in their opinion the dollar amount or number of shares of Common Stock or other securities which the Company desires to sell, taken together with shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:
                (a) If the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata Adjusted, that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and
                (b) If the registration is a “demand” registration undertaken at the demand of Persons other than the Holders of Registrable Securities, (i) first, the shares of Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, Pro Rata Adjusted, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Threshold; (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities, if any, for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons that can be sold without exceeding the Maximum Threshold.
          2.2.3 Withdrawal. Any Holder of Registrable Securities may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Securities. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.
3. Registration Procedures.
     3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as reasonably possible, and in connection with any such request:
          3.1.1 Filing Registration Statement. The Company shall, as expeditiously as reasonably possible after receipt of a demand for registration of Registrable Securities pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer the filing of any Registration Statement to the same extent as provided in Section 2.1.4; provided, further, that the Company shall not be obligated to deliver securities and shall not have penalties for failure to deliver securities, if a Registration Statement is not effective at the time of exercise by the Holder.
          3.1.2 Copies. The Company shall, upon request, prior to filing a Registration Statement or Prospectus in respect of Registrable Securities, or any amendment or supplement thereto, furnish without charge to the Holders of Registrable Securities included in such registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Holders of Registrable Securities included in such Registration or legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders.
          3.1.3 Amendments and Supplements. The Company shall use its reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of 180 days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.
          3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than five Business Days after such filing, notify the Holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such Holders within three Business Days of the occurrence of any of the following: (a) when such Registration Statement becomes effective; (b) when any post-effective amendment to such Registration Statement becomes effective; (c) the issuance by the Commission of any stop order (and the Company shall take all reasonable actions required to prevent the entry of such stop order or to remove it if entered); and (d) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such Holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such Holders or their legal counsel shall reasonably object.
          3.1.5 State Securities Laws Compliance. The Company shall use its commercially reasonable efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (b) take such action as reasonably necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction.
          3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. Such Holders of Registrable Securities shall agree to such representations, warranties, covenants and indemnification and contribution obligations for selling stockholders as are customarily contained in agreements of that type used by the Underwriters.
          3.1.7 Cooperation. The chief executive officer of the Company, the chief financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.
          3.1.8 Records. The Company shall make available for inspection by the Holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Holder of Registrable Securities included in such Registration Statement or any Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder of Registrable Securities included in such Registration Statement agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Holder of Registrable Securities included in such Registration Statement further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.
          3.1.9 Opinions and Comfort Letters. If a Registration Statement in respect of Registrable Securities include an underwritten offering, the Company shall furnish to each Holder of Registrable Securities included in such Registration Statement a signed counterpart, addressed to such Holder, of (a) any opinion of counsel to the Company delivered to any Underwriter and (b) any comfort letter from the Company’s independent public accountants delivered to any Underwriter.
          3.1.10 Earnings Statement. The Company shall make available to its stockholders, as soon as practicable but not more than 15 months after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
          3.1.11 Listing. The Company shall use its reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated.
     3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(d), each Holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder receives the supplemented or amended Prospectus contemplated by Section 3.1.4(d) and, if so directed by the Company, each such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.
     3.3 Registration Expenses. The Company shall pay the following costs and expenses incurred in connection with (a) any Demand Registration pursuant to Section 2.1, and (b) any Piggy-Back Registration pursuant to Section 2.2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority, Inc. fees; (vii) reasonable fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such Registration; and (ix) the reasonable fees and expenses of one legal counsel selected by the holders of a Majority-in-Interest of the Registrable Securities included in such Registration. The Company shall have no obligation to pay any other costs or expenses in the course of the transaction contemplated hereby, including underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the Underwriters, pro rata, in proportion to the respective amount of shares each is selling in such offering.
     The Company shall have the right to exclude any Holder that does not comply with the preceding sentence from the applicable Registration.
     The obligation of the Company to bear the expenses described in this Section 3.3 shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of a Holder of Registrable Securities (unless withdrawn following postponement of filing by the Company in accordance with Section 2.1.4 (i) or (ii)) or any supplements or amendments to a Registration Statement or Prospectus resulting from a misstatement furnished to the Company by a Holder shall be borne by such Holder.
     3.4 Information. As a condition to being included in any Registration Statement, the Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriters, if any, in connection with the preparation of any Registration Statement in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws. If a Holder fails to provide such information after reasonably requested, the Company may omit such Holder’s Registrable Securities from such Registration Statement.
4. Indemnification and Contribution.
     4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) such Holder of Registrable Securities from and against any expenses, losses, judgments, claims, damages or liabilities (“Losses”), whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, Prospectus (including any preliminary Prospectus) , or any amendment thereof or supplement thereto, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, or any such amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by such Holder expressly for use therein.
     4.2 Indemnification by Holders of Registrable Securities. Each Holder of Registrable Securities will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such Holder, indemnify and hold harmless to the fullest extent permitted by law the Company, and each of its officers, employees, affiliates, directors, and agents, and each Person who controls the Company within the meaning of the Securities Act (excluding Invesco to the extent that Invesco is the Holder of Registrable Securities) and each underwriter (if any), and each Person, if any, who controls such underwriter within the meaning of the Securities Act, against any Losses, whether joint or several, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any

Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arise out of or are based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statement therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein, and each such Holder of Registrable Securities shall reimburse the Company. Each Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such Holder.
     Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party.
     4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any Loss or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the Loss or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the reasonable fees and reasonable expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding and does not include any statement of admission of fault, culpability or failure to act by or on behalf of such Indemnified Party.
     4.4 Contribution.
          4.4.1 If the indemnification provided for in this Section 4 is unavailable to any Indemnified Party or insufficient to hold it harmless in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss, as well as any other relevant equitable considerations.

The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          4.4.2 The parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.
          4.4.3 The amount paid or payable by an Indemnifying Party as a result of any Loss shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          4.4.4 The indemnity and contribution agreements contained in this Section 4 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons hereunder, under applicable law or at equity.
5. Underwriting and Distribution.
     5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
6. Miscellaneous.
     6.1 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders of Registrable Securities hereunder may be freely assigned or delegated by such Holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities held by any such Holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.1.

     6.2 Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telex or facsimile; provided, however, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable overnight courier service with an order for next-day delivery.
To the Company:
Invesco Agency Securities Inc.
1555 Peachtree Street, NE
Atlanta, Georgia 30309
Attn: Robert H. Rigsby, Esq.
with a copy to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attn: Jay L. Bernstein, Esq.
To a Holder, to:
The address of such Holder(s) as are then reflected on the records of the Company.
     6.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.
     6.4 Counterparts. This Agreement may be executed by facsimile and in multiple counterparts, and all of which taken together shall constitute one and the same instrument.
     6.5 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.
     6.6 Modifications and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that the Company, in the exercise of reasonable judgment, determines will not materially adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of the Holders of a Majority-in-Interest of the Registrable Securities.
     6.7 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
     6.8 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.
     6.9 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
     6.10 Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
     6.11 Waiver of Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
     6.12 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.2 shall be deemed effective service of process on such party.
     6.13 Other Registration Rights. Nothing herein shall prohibit the Company from granting to any Person the right to cause the Company to register any securities of the Company under the Securities Act; provided, that the Company shall not grant any such right that conflicts with the rights of the Holders under this Agreement or otherwise limits or reduces such rights.
     6.14 Expenses. Except as otherwise provided for herein or otherwise agreed to in writing by the parties, all costs and expenses incurred in connection with the preparation of this Agreement shall be paid by the Company.
     6.15 Holdback Agreement. In connection with an underwritten primary or secondary offering to the public, each Holder of Registrable Securities agrees, subject to any exceptions that may be agreed upon at the time of such offering, not to sell or otherwise transfer or dispose of any shares of Registrable Securities (or other securities) of the Company held by them (other than Registrable Securities included in such offering in accordance with the terms hereof) for a period equal to the lesser of 180 days following the effective date of a Registration Statement of the Company filed under the Securities Act or such shorter period as the managing underwriter(s) shall agree to; provided that all other stockholders who own more than 10% of the outstanding Common Stock of the Company and all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in form reasonably satisfactory to the Company and the managing underwriter. The Company may impose stop-transfer instructions with respect to the shares of Registrable Securities (or other securities of the Company) subject to the foregoing restriction until the end of said period.
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     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

INVESCO AGENCY SECURITIES INC.

By:

Name:
Title:

[INVESCO PURCHASER]

By:

Name:
Title:

Schedule 1
THE HOLDERS
(a)	List of holders of Common Stock:

Name of the Holder	Number of	Address of the Holder
Common Stock Held

[Invesco Purchaser]	[ ]	1555 Peachtree Street, NE
Atlanta, Georgia 30309

(b)	List of holders of the OP Units (exchangeable into the Common Stock on a one-for-one basis):

Name of the Holder	Number of	Address of the Holder
OP Units Held

[Invesco Purchaser]	[ ]	1555 Peachtree Street, NE
Atlanta, Georgia 30309